CORPORATE R&D EVENT APRIL 24, 2024 ACRIVON PREDICTIVE PRECISION PROTEOMICS (AP3) OVERCOMING LIMITATIONS OF GENETICS-BASED PRECISION MEDICINE

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outline Acrivon Therapeutics and AP3 overview 5 minutes Initial ACR-368 Phase 2 trial data 25 minutes AP3-based drug design: Dual WEE1/PKMYT1 inhibitor ACR-2316 and pipeline 20 minutes AP3 Interactome 5 minutes Live Q&A 20 minutes For a comprehensive corporate deck, please visit: https://Acrivon.com

ACRIVON THERAPEUTICS – A NEXT-GENERATION PRECISION MEDICINE COMPANY



Neurological
Fibrosis
Metabolic
Cancer
Inflammatory



DNA
RNA
Protein
Dysregulated Protein
P
Drug
Dysregulated Pathways
Akt

Acrivon Predictive Precision Proteomics (AP3)

- Enables an exact match between the disease-driving, dysregulated pathways with a drug's mechanism of action (Acrivon meaning ≈ exact, accurate)
- Broadly applicable in R&D (biological SAR, resistance, patient responders); leveraged for internal pipeline



OncoSignature®

4 ACRIVON THERAPEUTICS

ACRIVON PIPELINE

Program	Indication	Trial / Stage (Preclinical · Phase 1 · Phase 2 · Phase 3)	Anticipated Next Milestone
	Single-Arm Trials Based on OncoSignature Prediction		
ACR-368 (CHK1/CHK2)	Platinum-Resistant Ovarian Cancer	ACR-368 Monotherapy — Breakthrough Device & Fast Track Designations	Clinical Data 1H 2024
		LDG Combination	
	Endometrial Cancer	ACR-368 Monotherapy — Fast Track Designation	
		LDG Combination	
	Bladder Cancer	ACR-368 Monotherapy	
		LDG Combination	
	Option to Initiate Additional Trials in HPV⁺ SCC (H&N, Anal, Cervical) and sarcomas		
ACR-2316 (WEE1/ PKMYT1)	OncoSignature-Predicted Monotherapy Sensitive Tumors	IND-Enabling Studies	IND Filing in Q3 2024 Trial Initiation Q4 2024
Cell cycle program (undisclosed target)	OncoSignature-Predicted Monotherapy Sensitive Tumors	Discovery	Development Candidate 2025
Additional AP3-driven co-crystallography programs			Future Development Candidates

Notes

ACR-368 Monotherapy	Registrational intent Phase 2 single arm trials based on predicted sensitivity to ACR-368 monotherapy in OncoSignature-positive patients
LDG Combination	Exploratory Phase 1b/2 single arm trials of ACR-368 in combination with low dose gemcitabine, or LDG, in OncoSignature-negative patients

5

ACRIVON THERAPEUTICS

ACRIVON THERAPEUTICS – OVERVIEW

- Next-generation precision medicine; Foundational team pioneers in phosphoproteomics-based R&D

- AP3-based prospective patient responder identification
  - Acrivon in-licensed ACR-368 (Prexasertib) a Lilly flagship program (durable single agent activity across solid cancers, genomics insufficient for patient selection) with 3 key objectives
    1. Increase ORR in ovarian cancer using ACR-368 OncoSignature
    2. Identify and verify robust clinical activity in new indications (AP3 profiling)
    3. Validate our AP3 approach on a challenging drug to provide read through to other drugs (internal pipeline or external)
  - Initial data demonstrate POC for these objectives

- AP3 applied for drug discovery - ACR-2316 and early pipeline
  - AP3 has generated a potent, single agent active WEE1/PKMYT1 development candidate (Biological SAR)
  - Specifically designed for clinical monotherapy development aiming for accelerated pathway
  - ACR-2316 OncoSignature being generated for indication finding prior to clinical development
  - AP3 has enabled streamlined preclinical development and accelerated timelines (IND filing now expected in Q3, 2024)
  - New potential first-in-class cell cycle program for an undisclosed target initiated following the same AP3 approach

- AP3 interactome
  - Proprietary, integrated, ML-enabled compound profiling data (~50 million datapoints/2 wk)
  - Version 1.1.1 of AP3 interactome completed to be applied for AI-based drug discovery and development

6 ACRIVON THERAPEUTICS

ACR-368 clinical data Initial data from the ACR-368 prospective patient selection Phase 2 clinical trial in gynecological cancers Data cut as of April 1, 2024

AP3 PLATFORM: DRUG RESPONSE PREDICTION IN INDIVIDUAL PATIENTS

PROPRIETARY WORKFLOW INTEGRATING PROVEN TECHNOLOGIES

STEP 1	STEP 2	STEP 3
BIOMARKER IDENTIFICATION	THERAPEUTIC PACKAGE Acrivon drug with predictive BM assay	PATIENT RESPONDERS Optimal indications and combinations



AP³ DRUG PROFILING
HIGH RES PROTEOMICS BY MS
Resistant
Sensitive
AI-DRIVEN
+
OncoSignature®
No benefit
Benefit
CLINICAL SIGNATURE ASSAY
3-6 BIOMARKERS
PROSPECTIVE RESPONSE PREDICTION ON PRETREATMENT BIOPSY
BIOMARKER VALIDATION
CELL LINES, PDX, HUMAN TISSUE

OncoSignature®

	Predicted Non-responder	Predicted Responder



CLASS 1 BM
CLASS 2 BM
CLASS 3 BM

Patients without biomarkers critical for drug sensitivity efficiently excluded

"Disease Pathway-Based Method to Generate Biomarker Panels Tailored to Specific Therapeutics for Individualized Treatments": EP 2 229 589, issued June 10, 2015; US2017/0067877A9, pending. OncoSignature® is a Registered Trademark: US Reg. No. 5,718,472; Int. Cl. 5, 42. Intl. Reg. 1382289

8
ACRIVON THERAPEUTICS

ACR-368 ONCOSIGNATURE PREDICTION OF DRUG SENSITIVITY: BIOMARKER QUANTITATION ACROSS HUMAN CANCER PATIENT SAMPLES

Class I BM | Class 2 BM | Class 3 BM

Patient High



Predicted Responder
Patient with drug target dependency

OncoSignature®

Class I BM | Class 2 BM | Class 3 BM

Patient Low



Predicted Non-Responder
Patient with no drug target dependency efficiently excluded

Tissue ID.	BM1	BM2	BM3
Fov060265	0.69	0.79	0.73
Fov050855	0.94	0.71	0.67
Fov041300	0.89	0.23	0.55
Fov060380	0.95	0.62	0.51
Fov060050	0.85	0.23	0.51
Fov041285	0.69	0.19	0.5
Fov100142	0.47	0.76	0.47
Fov050764	0.82	0.22	0.47
Fov041267	0.4	0.36	0.36
Fov100146	0.84	0.57	0.26
Fov060382	0.44	0.45	0.22
Fov041269	0.37	0.21	0.2
Fov060302	0.29	0.22	0.15
Fov020067	0.89	0.38	0.09
Fov100003	0.9	0.89	0.08
Fov050700	0.17	0.17	0.07
Fov050139	0.63	0.66	0.05
Fov041138	0.36	0.11	0.05
Fov060152	0.24	0.3	0.03
Fov030062	0.57	0.14	0.02
Fov060133	0.94	0.43	0.01
Fov050666	0.93	0.38	0.01
Fov060371	0.88	0.93	0
Fov020497	0.61	0.43	0
Fov010706	0.54	0.14	0
Fov020386	0.11	0.09	0.12
Fov050734	0.11	0.06	0.08
Fov040872	0.23	0.04	0.36
Fov050659	0.29	0.01	0.02
Fov060293	0.42	0	0
Fov060210	0.1	0.1	0
Fov050840	0.07	0.29	0.01
Fov040855	0.05	0	0.22
Fov050816	0.04	0.33	0.12
Fov060355	0.04	0.27	0
Fov010252	0.03	0.17	0.02
Fov010682	0.03	0.03	0
Fov060553	0.03	0.02	0.03
71768C3	0.02	0	0
Fov150230	0	0.36	0.12
Fov060308	0	0	0

9 ACRIVON THERAPEUTICS

Therapeutic bar for High grade platinum-resistant ovarian and endometrial cancer new approvals Platinum-resistant ovarian cancer: ≥2nd line SOC* ~12% ORR, mDoR 3.7 – 5.7 months Mirvetuximab: Post 1-3 prior lines, FRa-high PROC (~35% of patients; ORR ~35%, PFS = 5.6 months) ~85% of patients with PROC do not benefit from mirvetuximab High grade endometrial cancer: ≥3rd line SOC** ~9% ORR, mDoR 3.1 months ACR-368 clinical activity (without patient selection) in past platinum-resistant ovarian trials: ~12% ORR, mDoR >5.6 months (BRCA-mutant and BRCA wild type patients regardless # lines of prior therapy; Lilly-sponsored 46-center, 8-country, N=169 patient study)^ TPP - high grade PROC: ≥25% ORR with CI lower bound >15% TPP - high grade endometrial cancer: ≥20-25% ORR with CI lower bound >15% * Aurelia trial: Pujade-Lauraine E et al, JCO (2014); Corail trial: Gaillard S et al, JCO (2016) ** Ray-Coquard I et al, BJC (2013) ^ Konstantinopoulos P et al, Gyn Oncol. (2022)

ACR-368-201 status – ovarian and endometrial (locked oncosignature thresholds, prospective trial) 12 weeks confirmatory scan on 11/27. PR confirmed (-30.16%). Clario reported SD (-23% and SD (-28%) 28 weeks scan expected on 3/18 21 patients awaiting 8-week scan 13 patients awaiting 8-week scan OncoSignature-positive ACR-368 RP2D (105 mg/m2) Registrational intent Phase 2 OncoSignature-negative ACR-368 RP2D (105 mg/m2) + ULDG RP2D (10 mg/m2) Exploratory Phase 1B/2 Patients who received at least one dose (N = 26) Patients who received at least one dose (N = 41) Patients with at least the 8-wk scan (N = 10) Patients with at least the 8-wk scan (N = 16) Patients currently on study (N = 21) Patients currently on study (N = 28) Data cut as of April 1, 2024 Patients enrolled (N = 31) Patients enrolled (N = 61; incl. 7 to be dosed) OncoSignature-positive rate =34%, consistent with predicted ~35% based on patient tumor sample OncoSignature screening prior to clinical trial

Oncosignature+ gyn patients – tumor shrinkage (Locked thresholds, prospective evaluation per protocol) BOR = Best overall response BOR PD PD SD SD SD PR PR uPR PR PR 105-004 102-010 124-001 166-003 141-002 102-012 120-011 143-002 120-007 143-004 * *Since data cut off, the one unconfirmed PR has been confirmed bringing the total confirmed PRs to 5 Data cut as of April 1, 2024

OncoSignature-positive phase 2 monotherapy GYN summary– prospective data with locked thresholds ^ Agresti-Coull -Ovarian: The 95% CI^ for ORR = (12%, 77%).  For reference, ovarian SOC ~12%. -Endometrial: The 95% CI^ for ORR = (23%, 88%).  For reference, endometrial SOC ~ 9% Data cut as of April 1, 2024 All 5 confirmed responders on treatment; median DoR not reached

ACR-368 OncoSignature prospectively predicts sensitivity to monotherapy in ongoing phase 2 trial ORR BM+ (ARM 1) ACR-368 monotherapy BM- (ARM 2) ACR-368 + ULDG Patients (N) Ovarian 40% (2/5) 0% (0/11) 16 Endometrial 60% (3/5) 0% (0/5) 10 Combined 50% (5/10) 0% (0/16) 26 Notes: (non-parametric bootstrap simulation and Fisher test BM+ vs BM-) ORR in ovarian all-comer = 12.5%, which is consistent with JTJN study (12%) P value (confirmed PRs) = 0.0038 Data cut as of April 1, 2024

ENDOMETRIAL CANCER IS AN AP3-PREDICTED TUMOR TYPE

ACR-368 OncoSignature-based indication finding prior to trial entry → ACR-368 OncoSignature imaging demonstrates addiction to CHK1/2 DDR axis → Confirmation of predicted sensitivity in genetically non-modified PDX models → Confirmation of ACR-368 OncoSignature prediction in PDX tumor tissues pretreatment



Sq. NSCLC
Endometrial cancer
Tissue ID
BM1
BM2
BM3

OncoSignature-positive = 0%
(ORR in past trial: 0%)

OncoSignature-positive = 30-40%



Endometrial patient samples
Patient 1 LOW
Patient 2 HIGH
Predicted Non-Responders
Predicted Responders



Endometrial PDX
Endo 1
Endo 2
Endo 3
Endo 4
Endo 5
Endo 6
Endo 7
Endo 8
Cubic Millimeters
Day



PDX-L
PDX-H
BM1
BM2
BM3
Predicted Non-Responders
Predicted Responders

in >1,000 cancer patients treated with ACR-368 in Lilly-sponsored trials, endometrial cancer was not tested

15
ACRIVON THERAPEUTICS

Oncosignature+ (ARM 1) Spider Plots – locked Thresholds Arm 1 – All GYN Subjects Arm 1 – Ovarian Arm 1 – Endometrial Note: mDoR established in past Phase 2 ACR-368 monotherapy RP2D trials (>200 patients) is between 5.6 months to >10 months (Konstantinopoulos et al, Gyn Oncol (2022); Lee et al, Lancet Oncology (2018)) Still on treatment Data cut as of April 1, 2024

Oncosignature-negative summary (GYN indications) – prospective data with locked thresholds Clear ULDG sensitization and activity (see waterfall plot), but no PRs to date with locked thresholds Data cut as of April 1, 2024 oncosignature-negative (arm 2)- best overall response (Locked thresholds, prospective evaluation) RP2D of ULDG = 10 mg/m2 104-026 166-002 152-002 120-008 124-002 104-023 171-001 109-015 119-002 152-001 113-002 104-028 104-027 148-001 153-004 BOR = Best overall response; One PD subject censored for lack of target lesion data points available in EDC BOR PD PD SD PD SD SD PD PD PD PD SD SD SD SD SD Data cut as of April 1, 2024

Treatment-Related Adverse Events by Indication – OncoSignature-positive (Arm 1) Treatment-related AEs in >15% of subjects, locked thresholds; RP2D (ACR-368 105 mg/m2) ARM 1 Endometrial   Ovarian   Urothelial   ALL (Arm 1)   N = 7 N = 14 N = 2 N = 23   All Gr 3/4   All Gr 3/4   All Gr 3/4   All Gr 3/4 Anemia 2 (29) 2 (29) 8 (57) 2 (14) 1 (50) 0 (0) 11 (48) 4 (17) Fatigue 2 (29) 1 (14) 3 (21) 0 (0) 1 (50) 0 (0) 6 (26) 1 (4) Nausea 3 (43) 0 (0) 2 (14) 0 (0) 2 (100) 0 (0) 7 (30) 0 (0) Thrombocytopenia 0 (0) 0 (0) 2 (14) 2 (14) 0 (0) 0 (0) 2 (9) 2 (9) Neutropenia 0 (0) 0 (0) 1 (7) 1 (7) 0 (0) 0 (0) 1 (4) 1 (4) Febrile Neutropenia 0 (0) 0 (0)   2 (14) 2 (14)   0 (0) 0 (0)   2 (9) 2 (9) Data represented as number of subjects (% of subjects); Non-QC'd data, as of 8 March 2024 AE profile predominantly heme, consistent with previous monotherapy trials at RP2D

Treatment-Related Adverse Events by Indication – OncoSignature-negative (Arm 2) Treatment-related AEs in >15% of subjects, locked thresholds, RP2D (ACR-368 105 mg/m2; ULDG = 10 mg/m2) ARM 2 Endometrial   Ovarian   Urothelial   ALL (Arm 2, 10 mg/m2 Gem)   N = 11 N = 22 N = 5 N = 38   All Gr 3/4   All Gr 3/4   All Gr 3/4   All Gr 3/4 Anemia 2 (18) 2 (18) 10 (45) 3 (14) 3 (60) 1 (20) 15 (39) 6 (16) Fatigue 1 (9) 0 (0) 9 (41) 2 (9) 1 (20) 0 (0) 11 (29) 2 (5) Nausea 1 (9) 0 (0) 6 (27) 0 (0) 1 (20) 0 (0) 8 (21) 0 (0) Thrombocytopenia 2 (18) 1 (9) 3 (14) 2 (9) 4 (60) 2 (40) 9 (24) 5 (13) Neutropenia 0 (0) 0 (0) 5 (23) 5 (23) 3 (60) 3 (60) 8 (21) 8 (21) Febrile Neutropenia 1 (9) 1 (9)   4 (18) 4 (18)   1 (20) 1 (20)   6 (16) 6 (16) Data represented as number of subjects (% of subjects); Non-QC'd data, as of 8 March 2024 AE profile predominantly heme, consistent with previous monotherapy trials at RP2D

ACR-368 Manufacturing Status Registration and validation campaigns complete with release of all batches 21.9 kg of GMP API in stock (enough for >100k doses) Registration campaign complete with all three batches released and yield ~95% Active Pharmaceutical Ingredient Drug Product

AP3-enabled drug discovery AP3-based drug design: ACR-2316, a potential first-in-class, dual WEE1/PKMYT1 inhibitor and pipeline

Streamlined AP3-based biological SAR OPTIMIZATION FOR SINGLE AGENT ACTIVITY OF PRECLINICAL PROGRAMS Peptide clean up Direct DIA analysis Drug treatment Proteolysis P-peptide enrichment Ultra high resolution P-proteomic profiling Week 0 Week 2 Turnaround <2 weeks Quantitative mapping (>35,000 phospho-sites covering >4,500 proteins) Drug-regulated phospho-sites and biological process enrichment Drug-regulated pathway activity mapping and reconstitution P P Proprietary pipe for automated AP3 analyses with actionable results High resolution and throughput MS-based P-proteomics

AP3: TIGHT, HIGH-RESOLUTION DATA WITH DEEP COVERAGE

35388 p-sites | 15733 p-sites

QC MS Data → Data Clean Up → QC Processed Data → Volcano Plots → Hierarchical Clustering → Consensus Sequence Motif → Kinase Inference → Pathway Enrichment → Functional Annotation → Network Mapping → Biomarkers






QC - Coefficient of Variations
Coefficient of variation [%]
200
150
100
50
0


QC - Phosphosites Identification per Sample
Count
10000
7500
5000
2500
0


QC - Protein Identification per Sample
Count
3000
2000
1000
0


QC - Data Completeness
Data Completeness [%]
100
75
50
25
0


QC - Sample Intensity Distribution
Intensity
20
10
0


QC - Sample Correlation Matrix
R2

- ✓ Acrivon proprietary compound data (~50 million data points per experiment); dozens of compounds profiled
- ✓ Miniaturized, high throughput, scalable: <2 weeks turn-around, automated AI computational analyses in 1 day
- ✓ Actionable results: Resistance mechanisms, rational combinations, drug-tailored OncoSignature patient selection

24 ACRIVON THERAPEUTICS

ACR-2316 –UNIQUELY ENABLED BY AP3 TO OVERCOME LIMITATIONS OF CURRENT WEE1 AND PKMYT1 INHIBITORS

Program goals:

- **Superior single agent activity (AP3)**
  - AP3-guided design to overcome WEE1 and PKMYT1 single inhibitor resistance through balanced dual inhibition
- **High selectivity and potency (co-crystallography)**
  - Structure-guided design to limit adverse events (AEs) to be on-target, transient, mechanism-based
- **Streamlined clinical development (ACR-2316 OncoSignature)**
  - To identify/prioritize sensitive indications prior to clinical start and for drug target engagement-based dose optimization

Co-crystallography for drug design and selectivity



Zhu et al, J. Med. Chem. (2017)

AP3 used for biologically optimal SAR


Global analysis
> 10 k p-sites. ANOVA, HA, FDR=0.05
Pairwise analysis
Volcanoplot, FDR=0.05
Activity analysis
Motifs
Causal networks
Kinase score
GSEA

ACR-2316: Rationally designed WEE1/PKMYT1 development candidate

- ✓ AP3-based SAR from >40 co-crystals (1.5-3.1 Å) of novel WEE1/PKMYT1-selective series
- ✓ 5-20-fold more potent in preclinical models than clinical benchmarks
- ✓ Superior anti-tumor efficacy with complete tumor regression across models
- ✓ High selectivity ensures transient, short-lived, mild AEs
- ✓ Potent WEE1 inhibition, balanced PKMYT1 inhibition, overcomes resistance

25
ACRIVON THERAPEUTICS

ACR-2316 ++++ ++ ++++ ++++ ++++ Adavosertib ++ - ++ +++ ++ Azenosertib ++ - +++ ++ ++ Debio0123 + - ++++ + + Lunresertib - +++ + + + WEE1 cellular drug target engagement PKMYT1 cellular drug target engagement In vivo efficacy Kinome selectivity Relative performance Human tumor cell viability Acr-2316 shows attractive profile in ongoing preclinical studies

DUAL WEE1/PKMYT1 INHIBITOR ACR-2316 DEMONSTRATES STRONG POTENCY AND SELECTIVITY

KinomeScan (468 kinases @ 1µM)


ACR-2316
WEE1
PKMYT1
Adavosertib
WEE1
Azenosertib
WEE1
Lunresertib
PKMYT1

ACR-2316 is highly selective (KinomeScan)


Kinome Selectivity (S35)
0.6
0.4
0.2
0
Acrivon compounds
ACR-2316
Lunresertib
Azenosertib
Adavosertib
Acrivon compounds vs benchmark inhibitors
Target Engagement
Min
Max
WEE1
PKMYT1

ACR-2316 potently inhibits cancer cell viability


% Viability
180
160
140
120
100
80
60
40
20
0
-20
0.1
1
10
100
1000
Drug Concentration (nM)
ACR-2316
Adavosertib
Azenosertib
Lunresertib

ACR-2316 exerts potent cell cycle effects with pronounced S-G2/M accumulation


DMSO
G1(49.48%) S(23.76%) G2-M(23.41%)
50%
Azenosertib
G1(41.77%) S(32.66%) G2-M(22.10%)
58%
Lunresertib
G1(58.68%) S(24.75%) G2-M(12.98%)
41%
ACR-2316
G1(6.12%) S(67.82%) G2-M(21.78%)
94%
Count
PE-A
(x 10⁴)
DNA content

100 nM, 24 hour

27
ACRIVON THERAPEUTICS

Optimized dual inhibitors show desirable pathway effects Activity (NES) -5 0 5 Substrate motif-inferred kinase activities Kinase activity based on proprietary PTM-SEA-based hybrid workflow and analyses Optimized dual WEE1 and PKMYT1 inhibitors affect cell cycle and canonical MAPK pathways in desirable manner ACR-2743 ACR-2316 Benchmark* WEE1 + PKMYT1 Inhibitors in combination *Clinical-stage selective WEE1 and PKMYT1 inhibitors

ACR-2316 POTENTLY ACTIVATES CDK1, REGULATING >300 CDK1 CONSENSUS SUBSTRATES AND DRIVING MITOTIC CATASTROPHE



CDK1 consensus substrates
CDK1 consensus substrates
CDK1 consensus substrates
CDK1 consensus substrates
CDK1 consensus substrates
Drug-treated
DMSO
20'
60'
240'
pEC50
logFC
ACR-2316 Regulated CDK1 Substrates (1-62)
ACR-2316 Regulated CDK1 Substrates (63-124)
ACR-2316 Regulated CDK1 Substrates (187-248)
ACR-2316 Regulated CDK1 Substrates (125-186)
ACR-2316 Regulated CDK1 Substrates (249-308)

Sens.

Res.

DMSO

- Unbiased quantitation of ACR-2316-regulated CDK1 substrate p-sites (308) in intact cells based on CDK1 consensus recognition motif (Acrivon proprietary hybrid database approach) across multiple experiments
- Actionable insight into drivers of mitotic catastrophe and on-target CDK1-driven pathways

29 ACRIVON THERAPEUTICS

ACR-2316 is highly potent across human tumor cell lines and patient-derived ex vivo tumor models Patient-derived ex vivo tumor models Human tumor cell lines Breast Lung Ovarian Prostate Renal Medulloblastoma Glioblastoma

ACR-2316 induces potent cell death compared to benchmark wee1 and pkmyt1 inhibitors CellTox-Green Assay Most Cytotoxic ACR-2316 Adavosertib Azenosertib Debio 0123 Lunresertib

ACR-2316 INDUCES POTENT CASPASE 3/7 CLEAVAGE COMPARED TO BENCHMARK WEE1 OR PKMYT1 INHIBITORS



Highest Caspase Activity
Time from Treatment (H)
1h
2h
4h
8h
24h
48h
8
6
4
2
0.1% DMSO
10% DMSO
10nM
30nM
100nM
300nM
1000nM
ACR-2316
Adavosertib
Azenosertib
Debio 0123
Lunresertib

Caspase 3/7-Glo Assay

32

ACRIVON THERAPEUTICS

ACR-2316 induces complete tumor regression across models and dosing regimens 5d on/2 d off Model 1 5d on/2 d off Model 2

EXPEDITING ACR-2316 TOWARDS CLINICAL MONOTHERAPY DEVELOPMENT

A novel, AP3-enabled, internally discovered dual WEE1 / PKMYT1 inhibitor

Rational Design

- Optimized via AP3
- AP3-enabled design for optimized single agent activity

Superior Profile

- Potent anti-tumor activity across human tumor cell lines and in tumor-bearing mice vs benchmarks

Streamlined Development

- Aiming for expedited monotherapy development
- Advancing towards IND in Q3, 2024, FIH in Q4, 2024
- OncoSignature test in development for indication finding
- Dose optimization to be guided by drug target engagement (BM2)

34 ACRIVON THERAPEUTICS

AP3-derived dual potency optimization to overcome wee1 inhibitor resistance: Reciprocal quenching Induced Suppressed Enrichment Score (NES) 500 5 Protein set size Mitotic regulation Cell cycle and cancer DNA homology repair DNA damage responses Sensitive Resistant WEE1i PKMYT1i PKMYT1i WEE1i PUJANA_BRCA1_PCC_NETWORK PUJANA_CHEK2_PCC_NETWORK REACTOME_CELL_CYCLE REACTOME_SEPARATION_OF_SISTER_CHROMATIDS Protein set name EC75 Comprehensive annotation, weighted for protein set size

AP3 RECIPROCAL QUENCHING REVEALS OPTIMAL TARGET POTENCY PROFILE FOR DUAL WEE1/PKMYT1 INHIBITOR

Sensitive **Resistant**



PKMYT1i
WEE1i
PKMYT1i
WEE1i
HCL, Euclidean
Centered log2FC (treated vs. DMSO)
4
-4

1043 p-sites from 298 proteins

Sensitive **Resistant**



PKMYT1i
WEE1i
PKMYT1i
WEE1i
CHEK1_S296_M1
CDK1_T14_M1
Target substrates
Target substrate of ACR-368
Target substrate of PKMYT1i
Target substrates

Optimal potency ratio results in significant synergy



Synergy score (BRAID κ)
200
150
100
50
0
-50
WEE1i + PKMYT1i
ACR-368 + WEE1i

WEE1i and PKMYT1i dual inhibition synergy



Synergy score (BRAID κ)
100
50
0
HEC265
OV7
RMUGS
SNGM
AN3CA
HEC1B
5×10⁴
1×10⁵
WEE1 inhibitor sensitivity (Mean AUC)
Pearson r = 0.68
p value = 0.0459

WEE1i and ACR-368



Synergy score (BRAID κ)
40
30
20
10
0
HEC265
OVISE
MCAS
OV7
RMUGS
SNGM
AN3CA
A2780
HEC1B
5×10⁴
1×10⁵
WEE1 inhibitor sensitivity (Mean AUC)
Pearson r = 0.71
p value = 0.0324

36

ACRIVON THERAPEUTICS

AP3 INTERACTOME V.1: PROPRIETARY INTERACTIVE DATA ANALYSIS INFRASTRUCTURE

Actionable data across all AP3 experiments accessible for all Acrivon scientists
Fully scripted, algorithm-based machine-learning enabled pathway and biomarker analyses

50,000 phosphosites

20,000 phosphosites

- Data completeness Peptide IDs CV
- Pearson Correlation
- PCA Hierarchical Clustering
- Filtering Batch effects Normalization Imputation
- ANOVA Hierarchical clustering
- DEPs Volcano Plots
- Consensus Sequence Motif
- Pathway Enrichment
- Kinase Inference
- Network Mapping
- Biomarkers


AP3 Interactome
Data overview
Phospho-sites
Regulation
Sequence motifs
Kinase inference
Pathway analysis
Antibodies
Regulated sequence motifs


AP3 Interactome
Kinase-substrate phosphorylation network


AP3 Interactome
Kinase-kinase interaction network
Cross-condition fold-changes of CDK1 substrates


AP3 Interactome
Pathway-gene enrichment network
WP_DNA_IRDAMAGE_AND_CELLULAR_RESPONSE_VIA_ATR

37
ACRIVON THERAPEUTICS

CELL CYCLE REGULATORY PIPELINE PROGRAM (UNDISCLOSED TARGET)

- Target X – an exciting cancer drug target, no/minimal competitor programs, perfectly suited for AP3 platform
- DepMap data suggest suggest target X is an essential gene for cancer cell viability
- Strong mechanistic target rationale for role in oncogenesis
- Highly selective tool compound shows strong anti-tumor efficacy in rodent models
- Tool compound AP3 profiling supports selectivity
- New preclinical program leveraging co-crystallography and AP3 infrastructure successfully built for ACR-2316


Target Xa
Strong dependency
=
Great potential drug target
−2.0 −1.5 −1.0 −0.5 0.0 0.5
Target Xb
Strong dependency
=
Great potential drug target
−3.0 −2.5 −2.0 −1.5 −1.0 −0.5 0.0
WEE1
Strong dependency
=
Great potential drug target
−4 −3 −2 −1 0 1

Genetic dependency analysis across CCLE (n > 700)



Tool compound is a selective target X inhibitor (originally believed to be inhibitor for another target)


C
Vehicle
Liposomal Target X 40 mg/kg
Paclitaxel 24 mg/kg
Tumor volume (mm³)
2000
1500
1000
500
0
***
***
1 8 15 22 29
Time (days)

Development candidate 2025

38 ACRIVON THERAPEUTICS

FINANCIAL HIGHLIGHTS – March 31, 2024 PRO-FORMA Cash and marketable securities ~$234M Projected runway into H2’26 Fully Diluted Shares Outstanding ~43.8M Current operating plan, including PIPE Not including additional financing Pro-forma as of Mar-31-2024 Including net proceeds from recent PIPE Pro-forma as of Mar-31-2024 Including shares and pre-funded warrants issued with recent PIPE Note: Unaudited

Key take-aways Initial clinical data (cut-off date April 1, 2024) have demonstrated prospective validation of our AP3 platform and our key objectives 50% confirmed overall response rate observed in patients with OncoSignature-positive gynecological (ovarian and endometrial) cancers Enrichment of ORR in ovarian cancer (40% confirmed ORR) AP3-based prediction of endometrial cancer to be sensitive to ACR-368 now proven with clinical data and confirmed ORR of 60% All 5 confirmed responders still on treatment, with mDoR not yet reached Initial, prospective validation of the AP3-based ACR-368 OncoSignature assay has demonstrated clear segregation of RECIST responders in the OncoSignature-positive versus OncoSignature-negative arms (p-value=0.0038) Streamlined AP3-based drug design - ACR-2316, our internally-discovered dual WEE1/PKMYT1 inhibitor Demonstrated superior single agent activity in preclinical studies compared to clinical benchmarks Accelerated timelines with anticipated IND filing in Q3 and first-in-human in Q4, 2024 Pro-forma cash and marketable securities ~$234M with runway projected to second half of 2026

Infectious, CNS, and other diseases Oncology Fibrotic and inflammatory Autoimmune Cancers with DDR stress Therapeutic areas Therapeutic modalities Small molecule Bifunctional molecule Antibody ADC Oligo/RNA The AP3 Approach is modality and disease agnostic Current focus

Q&A session